SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: October 15, 2007

CLX INVESTMENT COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-9392	84-0749623
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

29970 Technology Drive, Suite 203

Murrieta, California 92563
(Address of principal executive offices)

Registrant's telephone number, including area code: (951) 677-6735

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

This Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed October 18, 2007 by CLX Investment Company, Inc. (the “Company”) to include financial statements and pro forma financial information required by Item 9.01.  As previously reported, on October 15, 2007, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the Oleksiewicz Family Trust (“Seller”), pursuant to which the Company purchased from the Seller one million two hundred fifty thousand (1,250,000) shares of common stock of Zonda, Incorporated, a Nevada Corporation (“Zonda”). The purchase results in an increase in the Company’s total equity position in Zonda to fifty one percent (51%). The purchase price for the acquisition consisted of ten million (10,000,000) shares of the Company’s common stock.

1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

The historical audited consolidated financial statements of Zonda, Incorporated as of December 31, 2006 and 2005 and for the years then ended and the historical interim unaudited consolidated financial statements of Zonda, Incorporated for the nine months ended September 30, 2007  are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma information filed as Exhibit 99.2 is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of Zonda, Incorporation by the Registrant been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. These pro forma financial statements are based on and should be read in conjunction with the historical financial statements and the related notes thereto of the Registrant and Zonda, Incorporated.

(d) Exhibits

The following exhibits are included herein:

Exhibit No.	Description	Location
99.1

The Audited Financial Statements of Zonda, Incorporated as of December 31, 2006 and 2005 and for the years then ended.

The Unaudited Financial Statements of Zonda, Incorporated as of September 30, 2007 for the nine months ended September 30, 2007.

Filed herewith.
99.2	Unaudited pro forma information	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLX INVESTMENT COMPANY, INC.

December 27, 2007	/s/ Vera Leonard
Date	Vera Leonard, Chief Executive Officer

2

EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Zonda, Incorporated:

We have audited the accompanying balance sheet of Zonda, Incorporated as of December 31, 2006, 2005, the related statements of operations, stockholders equity and cash flows for the periods then ended.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zonda, Incorporated, as at December 31, 2006, 2005 and the results of its’ operations and its’ stockholders equity and  cash flows for the years then ended  in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in note 5 to these financial statements the Company has incurred recurring losses. This raises substantial doubt about its ability to continue as a going concern. Management’s plans in dealing with this are also discussed. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Gruber & Company, LLC

Gruber & Company, LLC

Saint Louis, Missouri

December 27, 2007

Zonda, Incorporated Balance Sheets ASSETS

	September 30,	December 31,	December 31,
	2007	2006	2005
	(Unaudited)	(Audited)	(Audited)
Current Assets
Cash	$22,467	$17,201	$5,647
Deposits	4,000	4,000	4,000
Accounts receivable	9,120	14,145
Employee advance	-	-	20,000
Inventory	21,775	10,804	(9,783)
Total Current Assets	57,362	46,150	19,864

Fixed Assets
Property and equipment	3,735	4,257	322
Accumulated depreciation	(1,631)	(458)	(153)
Total Fixed Assets	2,104	3,799	169
Total Assets	$59,466	$49,949	$20,033
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$39,551	$30,805	$1,178
Interest payable	25,478	21,841	16,598
Notes payable	44,609	50,078	92,678
Line of credit	722,455	347,401	93,117
Total Current Liabilities	832,093	450,125	203,571
Stockholders' Equity
Common stock, authorized 75,000,000 shares, $0.001 par value, 25,000,000, 25,000,000 and 0 shares issued and outstanding respectively	25,000	25,000	-
Additional Paid in Capital	26,985	26,985	26,985
Retained deficit	(824,612)	(452,161)	(210,523)
Total Stockholders' Equity	(772,627)	(400,176)	(183,538)
Total Liabilities and Stockholders' Equity	$59,466	$49,949	$20,033

The accompanying notes are an integral part of these financial statements.

Zonda, Incorporated Statements of Operations
	For Nine Months Ended September 30,	For Year Ended December 31,	For Year Ended December 31,
	2007	2006	2005
	(Unaudited)	(Audited)	(Audited)
Revenues
Handilab products	$102,246	$307,742	$115,825
Other income	469	5,478	434
Total revenues	102,715	313,220	116,259
Cost of Sales	68,300	121,323	55,499
Gross Profit	34,415	191,897	60,760

Expenses
Commissions and fees	43,242	28,275	26,119
Consulting	77,022	69,000	6,000
Depreciation	1,631	306	153
Interest expense	33,238	28,336	18,112
Marketing and promotions	46,651	57,904	33,335
Payroll and taxes	114,209	141,922	67,000
Professional fees	24,582	25,800	11,108
Rent expense	14,352	26,089	9,312
General and administrative	95,181	84,178	65,419
Total expenses	406,866	433,535	210,439
Net Income (Loss)	$(372,451)	$(241,638)	$(149,679)
The accompanying notes are an integral part of these financial statements.

Zonda, Incorporated
Statements of Stockholders' Equity
			Additional	Retained
	Common Stock		Paid-in	Earnings
	Shares	Amount	Capital	(Deficit)
Balance, December 31, 2004	-	$-	$26,985	$(60,844)
Net Loss for period ended December 31, 2005	-	-	-	(149,679)
Balance, December 31, 2005	-	-	-	(210,523)
Stock issued for founder shares	12,250,000	12,250	-	-
Stock issued for consideration of line of credit	7,750,000	7,750	-	-
Stock issued for services	5,000,000	5,000	-	-
Net Loss for period ended December 31, 2006	-	-	-	(241,638)
Balance, December 31, 2006	25,000,000	25,000	-	(452,161)
Net Loss for period ended September 30, 2007	-	-	-	(372,451)
Balance, September 30, 2007 (unaudited)	25,000,000	$25,000	$-	$(824,612)

The accompanying notes are an integral part of these financial statements.

Zonda, Incorporated Statements of Cash Flows
	For the Nine Months Ended September 30,	For the Year Ended December 31,	For the Year Ended December 31,
	2007	2006	2005
	(Unaudited)	(Audited)	(Audited)
Cash Flows from Operating Activities:
Net Loss	$(372,451)	$(241,638)	$(149,679)
Adjustments to Reconcile Net Loss to Net Cash Provided by Operations:
Depreciation	1,631	306	153
Inventory	(10,970)	(20,589)	9,784
Deposits	-	-	(4,000)
Stock issued for professional fees	-	25,000
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable and other assets	5,025	5,855	(20,000)
Increase in accrued expense	3,700	5,243	16,598
Increase in accounts payable	8,746	29,627	1,178
Net Cash Provided by (Used in) Operating Activities	(364,319)	(196,196)	(145,966)
Cash Flows from Investing Activities:
Purchase of equipment	-	(3,934)	(323)
Net Cash Used in Investing Activities	-	(3,934)	(323)
Cash Flows from Financing Activities:
Advances on line of credit	375,054	254,284	93,117
Payments on notes	(5,469)	(42,600)	31,835
Net Cash (Used in) Provided by from Financing Activities	369,585	211,684	124,952
Decrease in Cash	5,266	11,554	(21,337)
Cash and Cash Equivalents at Beginning of Period	17,201	5,647	26,984
Cash and Cash Equivalents at End of Period	$22,467	$17,201	$5,647
The accompanying notes are an integral part of these financial statements.

ZONDA, INCORPORATED

Notes to the Financial Statements

For the Nine Months Ended September 30, 2007 and Years Ending December 31, 2006 and 2005

NOTE 1 - NATURE OF ORGANIZATION

This summary of significant accounting policies of Zonda, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who are responsible for their integrity and objectivity. In the opinion of management, all adjustments which are necessary for a fair presentation of the financial statements have been included.  These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

a)    Organization and Business Activities

The Company began operations in 2004 and formally was incorporated on October 10, 2005 under the laws of the State of Nevada to engage in any lawful activity as shall be appropriate under laws of the State of Nevada.  The Company was organized to bring to market certain proprietary tests for the medical and non-medical markets.  Since inception, the Company has been engaged in the development, testing and limited sale of new products.

In August, 2005, the Company entered into an investment agreement with CLX Investment Company, Inc. (“CLX”), under which CLX agreed to provide an operating line of credit.  As consideration for providing the line of credit, CLX received 20% of the Company’s then issued and outstanding common stock.  Between August 30, 2005 and September 30, 2007, the Company received a total of $722,455 from CLX.  In addition, CLX acquired additional ownership in the Company by acquiring shares held by minority owners.  As a result, as of October 15, 2007, CLX controls a total of 51% of the Company’s issued and outstanding common stock.

b)

Revenue Recognition

The Company recognizes income and expense on the accrual basis of accounting.  The Company recognizes income as product is shipped on bona-fide purchase orders.

c)

Cash

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. As of September 30, 2007 the company had $22,467 in cash.

d)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

e)   Fixed Assets

Fixed assets as of September 30, 2007 consisted of equipment valued at $2,104, net of accumulated depreciation of $1,631.  Equipment is depreciated over an estimated useful life of 5 years.

f)

Recent Accounting Pronouncements

During the year ended September 30, 2007, the Company adopted the following accounting pronouncements:

SFAS No. 152 -- In December 2004, FASB issued SFAS 152 “Accounting for Real Estate Time-Sharing Transactions—an amendment of FASB Statements No. 66 and 67”. This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The Company’s adoption of SFAS 152 did not have any impact on the Company’s financial statements.

SFAS No. 151 -- In November 2004, the FASB issued SFAS 151 “Inventory Costs—an amendment of ARB No. 43”. This Statement amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage).  Paragraph 5 of ARB 43, Chapter 4, previously stated that “. . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and re-handling costs may be so abnormal as to require treatment as current period charges. . . .”  This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.”  In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this Statement shall be effective for inventory costs incurred during fiscal years beginning after June 15, 2005.  The Company’s adoption of SFAS 151 did not have any impact on the Company’s financial statements.

NOTE 2 – RELATED PARTY TRANSACTIONS

The Company executed a line of credit with CLX, which as of September 30, 2007 controlled 46% of the Company’s total issued and outstanding common stock.  The credit line earns interest at 8% per annum and is currently due, though no demand for payment has been made.  Of the total payable to CLX as of September 30, 2007, $45,779 represents accrued interest.

NOTE 3 – NOTES PAYABLE

As of September 30, 2007, the Company owed a total of $44,609 to two individuals.  The notes are due on demand and earn interest at 8% per annum.

NOTE 4 - EQUITY TRANSACTIONS

The Company’s Articles of Incorporation provide for total authorized capital of 75,000,000 shares, of which 25,000,000 shares were issued and outstanding as of September 30, 2007.   Of the total shares issued and outstanding, 12,250,000 shares were issued on January 19, 2006 to 3 individuals as “founders” shares.  7,750,000 shares were issued to CLX as consideration for extending the line of credit, and a total of 5,000,000 shares were issued to 3 individuals as consideration for services rendered valued at $5,000.

NOTE 5 - GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the relation of assets and liquidation of liabilities in the normal course of business. The Company has generated a loss of $372,451 for the nine months ended September 30, 2007 and has an accumulated deficit of $824,612.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As of September 30, 2007, the Company’s current liabilities exceed current assets and the Company has been dependent upon financing to continue operations.  The ability of the Company to continue as a going concern is dependant upon its ability to obtain sources of financing such that it may commence profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 6 - SUBSEQUENT EVENTS

Subsequent to the year ended September 30, 2007, the CLX acquired an additional 5% of Zonda’s common stock in a private transaction with individual shareholders of the Company.  As a result, CLX presently controls 51% of Zonda’s issued and outstanding common stock.  Also subsequent to September 30, 2007, CLX loaned and additional $62,598 to Zonda, bringing the total amount due under the line of credit to $785,053.

EXHIBIT 99.2

CLX INVESTMENT COMPANY, INC. Pro-Forma Consolidated Balance Sheet
September 30,
2007
ASSETS
Current Assets
Cash	$22,862
Accounts Receivable	9,120
Inventory	21,775
Marketable securities	80,248
Total Current Assets	134,005

Other Assets
Property & Equipment, net	2,104
Deposits	4,000
Receivable from related party	-
Investment in related party	-
Total Other Assets	6,104
Total Assets	$140,109
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$349,005
Interest payable	40,794
Current portion of Notes Payable	234,609
Line of credit	204,489
Total Current Liabilities	828,897
Commitments and Contingencies	-

Total Liabilities	828,897
Stockholders' Equity
Common stock, authorized 1,980,000,000 shares, $0.01 par value, 203,660,668 shares issued and outstanding	2,036,606
Comprehensive unrealized gain	4,468
Minority Interest	(356,098)
Additional paid in capital	894,019
Retained deficit	(3,267,783)
Total Stockholders' Equity	(688,788)
Total Liabilities and Stockholders' Equity	$140,109
The accompanying notes are an integral part of these financial statements.

CLX Investment Company, Inc. Pro-Forma Consolidated Statement of Operations
For Year Ended September 30,
2007

Sales	$ 102,715
Cost of Sales	68,300

Gross Margin	34,415

Expenses
General & administrative	133,859
Accounting fees	28,742
Consulting Fees	227,022
Compensation	167,209
Sales & Marketing	51,414
Investor relations	32,926
Professional fees	129,545
Total expenses	770,717
Loss from Operations	(736,302)
Other Income (Expense)
Settlement costs	(52,240)
Interest income	36,045
Interest expense	(60,671)
Derivative gain	-
Loss on marketable securities	(34,558)
Minority interest loss	182,501
Gain on extinguishment of debt	22,802
Stock received as payment on receivable previously written off	90,829
Total Other Income (Expense)	184,708
Net Income (Loss)	$ (551,594)
Net Income (Loss) Per Share	$ (0.005)
Weighted Average Shares Outstanding	191,736,421
The accompanying notes are an integral part of these financial statements.

CLX INVESTMENT COMPANY, INC.

Notes to the Consolidated Financial Statements

September 30, 2007

NOTE 1 - NATURE OF ORGANIZATION

This summary of significant accounting policies of CLX Investment Company, Inc. is presented to assist in understanding the Company's financial statements. The consolidated financial statements and notes are representations of the Company's management who are responsible for their integrity and objectivity. In the opinion of management, all adjustments which are necessary for a fair presentation of the consolidated financial statements have been included.  These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the consolidated financial statements.

a)    Organization and Business Activities

The Company was incorporated on December 12, 1977 under the laws of the State of Colorado as Calvin Exploration Company, Inc. to engage in any lawful activity as shall be appropriate under laws of the State of Colorado. The Company was organized to engage in on-shore oil and gas exploration, development and production in the continental United States. In 1993 the name of the Company was changed to CLX Energy, Inc. Until 2004, the Company engaged solely in the acquisition, exploration, development and operation of oil and gas properties for its own account.

On September 13, 2004, the Company filed with the Securities and Exchange Commission to become a Business Development Corporation (“BDC”) as defined under the Investment Act of 1940.  As a BDC, the Company made several investments into private companies including eStrategy Solutions, Inc., an online government training company, ActionView, Inc., an electronic billboard advertising company, and Zonda, Inc., a medical diagnostic company.

On October 2, 2006, the Company received repayment on credit line and accrued interest due from eStrategy Solutions, Inc. (“ESS”) which totaled $189,233.  The Company also agreed to sell its stock position in ESS to John R. Matthews, President of ESS, in exchange for $62,080.  As of September 30, 2007, the Company’s sole investment consisted of a 46% interest in Zonda, Inc. and 3,086,428 shares of ActionView stock which are being held for sale.  Subsequent to September 30, 2007, the Company acquired an additional 5% of Zonda’s issued and outstanding common stock bringing its total ownership percentage to 51%.

On April 2, 2007, the Board of Directors unanimously approved the proposal to withdraw the Company’s election to be treated as a business development company (“BDC”) as soon as practicable so that it could begin conducting business as an operating company rather than as a business development company subject to the Investment Company Act.  On May 30, 2007, the holders of a majority of the outstanding shares of the Company’s common stock approved the proposal to withdraw the Company’s election to be treated as a BDC, and on May 30, 2007, a Notification of Withdrawal was filed with the Securities and Exchange Commission.  The change in the Company’s status eliminated the Company’s ability to utilize the “fair value” method of accounting for subsidiaries that is required of investment companies (see below).  In addition, certain financial statement disclosures such as the Statement of Changes in Net Assets and the Schedule of Investments are no longer required or applicable.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has incurred material operating losses, has continued operating cash flow deficiencies and has working capital deficit as of September 30, 2007.  These factors raise substantial doubt about the Company’s ability to continue as a going concern

b)

Revenue Recognition

The Company recognizes income and expense on the accrual basis of accounting.  The fair value of stock received as consideration for extending financing agreements was recognized as interest income at the time such shares were received.  Subsequent fluctuations in the value of such shares are recorded as unrealized investment gains and losses.  Zonda, Inc. recognizes income as product is shipped on bona-fide purchase orders.

c)

Cash

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. As of September 30, 2007 the company had $22,862 in cash.

d)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

e)    Fixed Assets

Fixed assets as of September 30, 2007 consisted of equipment valued at $2,104, net of accumulated depreciation of $1,631.  Equipment is depreciated over an estimated useful life of 5 years.

f)

Basic Loss Per Share

The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period of the consolidated financial statements. Fully diluted loss per share is not presented as any common stock equivalents are anti-dilutive in nature. Common stock equivalents consisting of convertible debt and preferred stock have not been included in the calculation of loss per share.

2007
Loss from operations	$(551,594)
Profit (Loss) from discontinued operations	$-
Loss per share
Loss from operations	$(0.005)
Loss from discontinued operations	-
Total loss per share	$(0.005)
Weighted Average Number of Shares Outstanding	191,736,421

g)

Income Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, operating losses, tax credit carryforwards and deferred tax assets are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

At September 30, 2007, the Company had net operating loss carryforwards of approximately $2,468,172 that may be offset against future taxable income from the years 2008 through 2026.  No tax benefit has been reported in the September 30, 2007 consolidated financial statements since the potential tax benefit is offset by a valuation allowance of the same amount. Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

h)

Recent Accounting Pronouncements

During the year ended September 30, 2007, the Company adopted the following accounting pronouncements:

SFAS No. 152 -- In December 2004, FASB issued SFAS 152 “Accounting for Real Estate Time-Sharing Transactions—an amendment of FASB Statements No. 66 and 67”. This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The Company’s adoption of SFAS 152 did not have any impact on the Company’s financial statements.

SFAS No. 151 -- In November 2004, the FASB issued SFAS 151 “Inventory Costs—an amendment of ARB No. 43”. This Statement amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage).  Paragraph 5 of ARB 43, Chapter 4, previously stated that “. . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and re-handling costs may be so abnormal as to require treatment as current period charges. . . .”  This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.”  In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this Statement shall be effective for inventory costs incurred during fiscal years beginning after June 15, 2005.  The Company’s adoption of SFAS 151 did not have any impact on the Company’s financial statements.

NOTE 2 – RELATED PARTY TRANSACTIONS

The Company executed a note payable on June 21, 2005 with Arthur Stone, a member of the board of directors for $10,000.  The note bears interest at ten percent (10%) per annum and was due on June 21, 2006.  During the year ended September 30, 2007 the principal and interest was repaid in full.

The Company issued 20 million shares of restricted common stock to acquire 2,500,000 shares of Zonda, Inc. common stock from James Bickel and Patrick Edgerton, directors of the Company.  As a result of the transaction, the Company controls 46% of Zonda’s issued and outstanding common stock as of September 30, 2007.  The Company’s directors approved the purchase of Mr. Bickel and Mr. Edgerton’s common shares of Zonda and determined that the purchase price was fair, equitable, and consistent with the price paid for additional Zonda shares acquired in an arm’s length transaction.

Line of Credit

As of September 30, 2007, the Company had received $204,489 under a credit line provided by Sequoia International, Inc.  The line of credit is for $200,000 and bears interest at 8% per annum.  The line and accrued interest are due on April 1, 2009.  Sequoia could be deemed an affiliated entity by virtue of 22,888,800 shares of common stock being held in escrow for their benefit; though, since Sequoia can neither liquidate nor vote such shares, they are not deemed to be beneficial owners of the stock.  The Company received the unanimous consent of the Board of Directors prior to accepting the credit line from Sequoia.

Note Payable

On September 6, 2006, the Company issued a note payable to Stone Investment Group in the amount of $50,000.  The note bore interest at the rate of 10% per annum with interest payable monthly and principal due and payable on March 6, 2007.  Stone Investment Group is partially owned and controlled by Arthur Stone, a Director of the Company. The Company received the unanimous consent of the Board of Directors prior to accepting the loan from Stone Investment Group.  The loan and accrued interest was subsequently sold by Stone Investment Group to Sequoia International, Inc., who accepted 50,000,000 shares of common stock issued under Section 3(a)10 of the Securities Act of 1933 as settlement on the obligation.

NOTE 3 – MARKETABLE SECURITIES

Marketable securities consist of 3,086,428 remaining shares of ActionView International, Inc. common stock received as settlement on a line of credit extended in prior years.  The Company received a total of 9,082,852 shares valued at $90,829 based on ActionView share price of $.01 at the time of receipt.  As of September 30, 2007 the shares had a market value of $.026 per share resulting in $80,247 in marketable securities. The value of the shares received was recorded as gain since the credit line had previously been written off as uncollectible.  Fluctuations in the Actionview share price are recorded as comprehensive unrealized gains and losses on the balance sheet.  The Company also sold 1,285,700 shares of Actionview stock received in prior periods as consideration for loan fee.  The Company recorded a loss of $34,558 on the sale of Actionview stock at prices below the value recorded on the date of receipt.

NOTE 4 – MINORITY INTEREST

All intercompany accounts between Zonda and CLX have been eliminated in consolidation.  In addition, the Company has recorded $356,098 as minority interest in the accompanying consolidated financial statements representing the pro-rata share of accumulated losses and net liabilities of Zonda’s minority shareholders.

NOTE 5 – NOTE PAYABLE

During the year ended September 30, 2006, the Company eliminated all of its convertible debentures by restructuring $200,000 of its convertible debentures into a promissory note payable.  The Promissory note is due December 19, 2007 and bears interest at the rate of eight percent (8%) per annum.   During the year ended September 30, 2007, the Company paid $10,000 against the note, leaving a balance due at September 30, 2007 of $190,000.

NOTE 6 - EQUITY TRANSACTIONS

Common Stock:

During the year ended September 30, 2007, the Company issued 50,000 shares of restricted common stock to Arthur Stone, a former director, in exchange for extending a promissory note payable.  The Company issued 50,000,000 shares of common stock pursuant to Section 3(a)10 of the Securities Act of 1933 under a court-ordered settlement on a $50,000 note payable (see Note 2 above).  A total of 5,300,000 restricted shares valued at $53,000 were issued to two individuals in consideration for services performed.  The Company sold 250,000 shares of restricted stock to Robert McCoy, Chairman and Chief Executive Officer of the Company, for $1,000.  The Board of Directors reviewed the transaction and determined that the terms were fair and equitable.  In addition, the Company issued a total of 30 million shares of restricted common stock to acquire 3,750,000 shares of Zonda, Inc. common stock from certain Zonda minority shareholders, including James Bickel, a director of the Company.  As a result of the transaction, the Company controls 46% of Zonda’s issued and outstanding common stock as of September 30, 2007.  The Company’s directors approved the purchase of Mr. Bickel’s common shares of Zonda and determined that the purchase price was fair, equitable, and consistent with the price paid for shares acquired in an arm’s length transaction.  Except where indicated, all shares issued during the year ended September 30, 2007 were issued in reliance on section 4(2) of the Securities Act of 1933.

During the year ended September 30, 2006, the Company issued 35,660,000 shares of free trading common stock for cash of $361,360.  These shares were issued pursuant to the Company’s offering circular under Regulation E and were sold by the Company’s chief executive officer without the assistance of any broker dealers. The Company relied on Regulation E in making these sales. No advertising or general solicitation was employed in offering these shares. Each purchaser received a copy of the Company’s offering circular. Shares sold in reliance on Regulation E are not restricted securities.  In addition, the Company issued 6,250,000 shares of restricted common stock for cash of $25,000.  The Company relied on section 4(2) of the Securities Act of 1933 in making the sales of securities. Collectively, these stock issuances represented a total of 41,910,000 shares sold for aggregate proceeds of $383,960, which represented a price below par value.  As a result of these stock issuances, the Company recorded a reduction in Paid-in-Capital of $35,140 to recognize the difference between par value of the shares issued and the cash received.

Preferred Stock:

On February 1, 2005, the Company issued 9,000,000 shares of preferred stock designated Series A Preferred to an unaffiliated third party as part of a $500,000 debt financing commitment.  The Series A Preferred stock was convertible into common stock on a 1:1 basis and had the ability to appoint two Directors to the Company’s Board.  On August 8, 2005, the Company and the Series A Preferred holder mutually agreed to cancel the Series A Preferred since there was concern that the convertible nature of the Series A could violate certain provisions of the Investment Company Act of 1940.  As a result, 8,900,000 shares of Series A Preferred stock were cancelled.  The remaining 100,000 shares of Series A Preferred were converted into 100,000 shares of designated Series B Preferred that had, as its only preference, the ability to appoint two Directors to the Company’s Board.  On all other matters, the Series B Preferred votes were with the common stock on a share for share basis.  The Series B Preferred was not convertible. On May 30, 2006, the Company’s board of directors elected to cancel the 100,000 shares of Series B preferred stock outstanding.  The sole Series B preferred shareholder agreed to this action.  By canceling these shares, the common stock shareholders are now able to elect all members of the Board of Directors.

NOTE 7 - GOING CONCERN

The Company's consolidated financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the relation of assets and liquidation of liabilities in the normal course of business. The Company has generated a consolidated loss of $551,595 for the year ended September 30, 2007.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As of September 30, 2007, the Company’s current liabilities exceed current assets and the Company has been dependent upon financing to continue operations.  The ability of the Company to continue as a going concern is dependant upon its ability to obtain sources of financing such that it may commence profitable operations. The accompanying consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 8 - SUBSEQUENT EVENTS

Subsequent to the year ended September 30, 2007, the Company acquired an additional 5% of Zonda’s common stock through the issuance of 10 million shares of the Company’s restricted common stock.  As a result, the Company presently controls 51% of Zonda’s issued and outstanding common stock.  Also subsequent to September 30, 2007, the Company loaned an additional $62,598 to Zonda, bringing the total amount due under the line of credit to $785,053.